UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 20, 2003
                                                        ----------------

                             DEL LABORATORIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                   DELAWARE                               1-5439
        -------------------------------          ------------------------
        (State or Other Jurisdiction of          (Commission File Number)
                Incorporation)

                                   13-1953103
                     ---------------------------------------
                     (I.R.S. Employer Identification Number)


                    178 EAB PLAZA, UNIONDALE, NEW YORK 11556
          -------------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits

           99.1 - Press release issued by Del Laboratories, Inc. on November 20, 2003

ITEM 9. REGULATION FD DISCLOSURE

      On November 20, 2003, Del Laboratories, Inc. issued a press release announcing that its Board of Directors declared a 5% stock dividend. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      The information in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DEL LABORATORIES, INC.
                                               BY:  /S/ ENZO J. VIALARDI
                                               ----------------------------
                                               Enzo J. Vialardi
                                               Executive Vice President and
                                               Chief Financial Officer
Date:  November 21, 2003





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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                                                DESCRIPTION

    99.1   Press Release  issued by Del  Laboratories,  Inc.,  dated
           November 20, 2003, announcing that its Board of Directors declared a 5% stock dividend.










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